SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2006



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On July 26, 2006, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated July 26, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  July 26, 2006


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated July 26, 2006.

Exhibit 99.1  Press Release dated July 26, 2006.

RELEASE:   NEW HARTFORD, NY, July 26, 2006
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

                           PAR TECHNOLOGY CORPORATION
                        -REPORTS SECOND QUARTER RESULTS-

            o HIGHEST REVENUE FOR SECOND QUARTER IN COMPANY HISTORY
        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--July 26, 2006--PAR Technology Corporation (NYSE:PTC - News) today announced results for the second quarter ended June 30, 2006.

PAR reported second quarter revenues of $53.3 million, a 4% increase from the $51.2 million reported in the same period a year ago. Net income of $2.34 million was reported for the second quarter 2006, compared with net income of $2.35 million in the second quarter of 2005. Diluted earnings per share were $0.16 for the second quarter of 2006, flat when compared to diluted earnings per share of $0.16 for the second quarter of last year. PAR is now expensing stock options and other share-based compensation in accordance with Statement of Financial Accounting Standards No. 123R. The 2006 second quarter results include non-cash stock-based compensation expense of $95,000, compared to no such expense in the second quarter of 2005.

For the six months ended June 30, 2006, PAR Technology Corporation reported revenues of $106 million, a 6% increase from the $100 million reported one year ago. The Company also reported $4.3 million in net income for the first six months of 2006 versus $3.7 million reported for the first six months of 2005, a 19% rise year over year. Diluted earnings per share rose 16% to $0.29 for the first six months of 2006 compared to $0.25 reported for the first six months of 2005. In accordance with Statement of Financial Accounting Standards No. 123R the first six months 2006 results include non-cash stock-based compensation expense of $138,000 compared to no such expense for the first six months of 2005.

John W. Sammon, PAR Chairman & CEO commented, "Although posting record revenues for our Company in the period, overall second quarter results were lower than planned. Our Hospitality Technology business revenue did not meet our expectations due to a combination of factors; the largest being lower than expected hardware sales and a slight downturn in certain market segments such as movie theatres. On the positive side, restaurant software and international sales continued to be strong."

Sammon went on to say, "For the remainder of the year, we are anticipating a slightly slowing domestic hospitality market particularly in the casual dining and theatre sectors. Slowdown in these sectors will have an impact on our business. There is less evidence of slow down in our core domestic quick service restaurant business and our international business is expected to continue double digit growth. We are also confident that our Government business will remain on plan. Considering this quarter and our outlook for the remainder of 2006, I feel it prudent to lower our revenue and earnings per share expectations for the year. Anticipating continued softness in certain segments of our Hospitality business, we now anticipate top line growth for the year to be in the range of 6% to 8% with similar bottom line growth."

"We believe the long term outlook for our hospitality segment is quite positive. Our confidence stems from such events as PAR recently being selected by a major customer to be their sole supplier of technology systems for their China based restaurants. In addition, our Government Systems business continues to exceed our operating plan and I have confidence that the positive trends in this segment of our Company will continue."

Sammon concluded, "Our long term goal remains the same, to continue to invest in and grow our hospitality technology businesses, and focus upon long term success rather than short term gains. That strategy includes an aggressive marketing program, international infrastructure expansion and new product development. Although these initiatives involve incremental costs that impact near-term earnings, we continue to believe these costs will translate into enhanced profitability and shareholder value for the future."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 40,000 systems installed in more than 100 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and other federal government agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.


================================================================================

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                                 June 30,   December 31,
                                                                   2006         2005
                                                               ----------   -----------

Assets
Current assets:
       Cash and cash equivalents ...........................   $   2,068    $   4,982
       Accounts receivable-net .............................      50,243       40,781
       Inventories-net .....................................      32,199       29,562
       Income tax refunds ..................................         904          879
       Deferred income taxes ...............................       4,356        5,690
       Other current assets ................................       2,848        2,598
                                                               ---------    ---------
              Total current assets .........................      92,618       84,492
Property, plant and equipment - net ........................       7,931        8,044
Goodwill ...................................................      20,854       20,622
Intangible assets - net ....................................       9,205        9,904
Other assets ...............................................       2,538        2,087
                                                               ---------    ---------
                                                               $ 133,146    $ 125,149
                                                               =========    =========

Liabilities and Shareholders' Equity
Current liabilities:
       Current portion of long-term debt ...................   $      77    $      76
       Borrowings under lines of credit ....................       8,088        3,500
       Accounts payable ....................................      12,472       12,703
       Accrued salaries and benefits .......................       8,861        9,725
       Accrued expenses ....................................       2,205        2,352
       Customer deposits ...................................       3,235        3,973
       Deferred service revenue ............................      10,749       11,332
                                                               ---------    ---------
              Total current liabilities ....................      45,687       43,661
                                                               ---------    ---------
Long-term debt .............................................       1,909        1,948
                                                               ---------    ---------
Deferred income taxes ......................................         695          201
                                                               ---------    ---------
Other long-term liabilities ................................       1,429          847
                                                               ---------    ---------
Commitments and contingent liabilities

Shareholders' Equity:
       Preferred stock, $.02 par value,
           1,000,000 shares authorized .....................        --           --
       Common stock, $.02 par value,
           29,000,000 shares authorized;
           15,959,386 and 15,914,958 shares issued;
           14,181,082 and 14,136,654 outstanding ...........         319          318
       Capital in excess of par value ......................      37,736       37,271
       Retained earnings ...................................      51,789       47,442
       Accumulated other comprehensive loss ................        (490)        (611)
       Treasury stock, at cost, 1,778,304 shares ...........      (5,928)      (5,928)
                                                               ---------    ---------
              Total shareholders' equity ...................      83,426       78,492
                                                               ---------    ---------
                                                               $ 133,146    $ 125,149
                                                               =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                        For the three months      For the six months
                                                           ended June 30,           ended June 30,
                                                      ----------   ----------   ---------    ---------
                                                         2006          2005       2006          2005
                                                      ----------   ----------   ---------    ---------
Net revenues:
     Product ......................................   $  22,710    $  22,930    $  45,730    $  43,931
     Service ......................................      14,886       14,416       28,631       27,818
     Contract .....................................      15,747       13,874       31,579       28,228
                                                      ---------    ---------    ---------    ---------
                                                         53,343       51,220      105,940       99,977
                                                      ---------    ---------    ---------    ---------
Costs of sales:
     Product ......................................      13,074       13,893       25,872       26,769
     Service ......................................      10,840       10,923       21,550       21,370
     Contract .....................................      14,518       12,944       29,244       26,509
                                                      ---------    ---------    ---------    ---------
                                                         38,432       37,760       76,666       74,648
                                                      ---------    ---------    ---------    ---------
           Gross margin ...........................      14,911       13,460       29,274       25,329
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........       8,194        7,323       16,269       14,716
     Research and development .....................       2,836        2,107        5,735        4,385
     Amortization of identifiable intangible assets         308          244          615          490
                                                      ---------    ---------    ---------    ---------
                                                         11,338        9,674       22,619       19,591
                                                      ---------    ---------    ---------    ---------

Operating income ..................................       3,573        3,786        6,655        5,738
Other income, net .................................         218           71          375          304
Interest expense ..................................        (167)         (65)        (252)        (143)
                                                      ---------    ---------    ---------    ---------

Income before provision for income taxes ..........       3,624        3,792        6,778        5,899
Provision for income taxes ........................      (1,286)      (1,441)      (2,428)      (2,242)
                                                      ---------    ---------    ---------    ---------
Net income ........................................   $   2,338    $   2,351    $   4,350    $   3,657
                                                      ---------    ---------    ---------    ---------

Earnings per share
     Basic ........................................   $     .16    $     .17    $     .31    $     .27
     Diluted ......................................   $     .16    $     .16    $     .29    $     .25

Weighted average shares outstanding

     Basic ........................................      14,173       13,674       14,162       13,553
                                                      =========    =========    =========    =========
     Diluted ......................................      14,776       14,642       14,802       14,510
                                                      =========    =========    =========    =========